UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report: (Date of earliest event reported) February 23, 2006


                     OLD REPUBLIC INTERNATIONAL CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      001-10607                  36-2678171
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
of incorporation)                    File Number)            Identification No.)


               307 North Michigan Avenue, Chicago, Illinois 60601
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               (Address of principal executive offices) (Zip Code)

                                 (312) 346-8100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[    ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 140.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
            --------------------------------------------------------------------

At the regularly scheduled meeting of the Board of Directors of Old Republic International Corporation (the "Company") on February 23, 2006, William G. White, Jr. announced that he would not stand for re-election at the Company's annual shareholders' meeting on May 26, 2006. Mr. White is 76 and has been on the Company's Board of Directors since 1993. He will continue to serve on the Boards of Directors of the Company's mortgage guaranty insurance subsidiaries.

To replace Mr. White as a Class 1 Director, the Board nominated Mr. Steven R. Walker. Mr. Walker, age 60, is Of Counsel to the law firm of Leland, Parachini, Steinberg, Matzger & Melnick, L.L.P., San Francisco, California, in which he was formerly a Partner. His law firm performed legal services for the Company's subsidiary, Old Republic Title Company, since the beginning of the Company's last fiscal year. The Company's Class 1 Directors have been slated for re-election at the annual shareholders' meeting on May 26, 2006. As a Class 1 Director nominee, Mr. Walker will be subject to election by the Company's shareholders. If elected, Mr. Walker will not be serving as a member of any of the Board's Committees.

The Company's Board also enlarged the Board from thirteen Directors to fourteen and elected Mr. Leo E. Knight, Jr. as a new Class 3 Director, effective August 24, 2006. Mr. Knight, age 60, retired in 2005 as the Chairman and Chief Executive Officer of National City Mortgage Company in Dayton, Ohio. National City Mortgage Company has been an insured of the Company's subsidiary, Republic Mortgage Insurance Company, since the beginning of the Company's last fiscal year. The Company's Class 3 Directors' terms will expire in 2008. Mr. Knight will not be serving on any of the Board's Committees.


Item 8.01.  Other Events
            ------------

The Company's Board of Directors approved revisions to its Audit Committee Charter and its Compensation Committee Charter at its regularly scheduled meeting on February 23, 2006. The revisions were recommended by its Audit and Compensation Committees, respectively, following their annual charter reviews. None of the revisions were substantive. Both charters may be viewed on the Company's web site at www.oldrepublic.com. Printed copies are available to shareholders of the Company upon request.


Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (d) Exhibits

             99.1  Audit Committee Charter
             99.2  Compensation Committee Charter




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         OLD REPUBLIC INTERNATIONAL CORPORATION
                                         Registrant




Date: February 27, 2006                  By: /s/ Karl W. Mueller
                                         -----------------------------------
                                         Karl W. Mueller
                                         Senior Vice President
                                         and Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------


         Exhibits

99.1     Audit Committee Charter
99.2     Compensation Committee Charter